UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 22, 2013

USG Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8864	36-3329400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 436-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On March 22, 2013, the Board of Directors (the “Board”) of USG Corporation (the “Company”) approved Amendment No. 2, dated as of March 22, 2013 (the “Amendment”), to the Rights Agreement, dated as of December 21, 2006, as amended (the “Rights Agreement”), by and between the Company and Computershare Investor Services, LLC, as rights agent (predecessor-in-interest to Computershare Trust Company, N.A.). Among other things, the Amendment reduces, until March 22, 2016 (or such earlier time that the Board determines that no Tax Benefits (as defined in the Amendment) may be carried forward or that the Rights Agreement is no longer necessary for the protection of Tax Benefits), the threshold at which a person or group becomes an “Acquiring Person” under the Rights Agreement from 15% to 4.9% of the Company’s outstanding common shares. The Rights Agreement, as amended, provides that any stockholder whose beneficial ownership as of 4:00 p.m., New York City time, on March 22, 2013 met or exceeded 4.9% of the Company’s then-outstanding common shares will not be deemed to be an “Acquiring Person” so long as such stockholder does not thereafter acquire any additional common shares, other than in certain specified exempt transactions. Common shares that otherwise would be deemed to be “beneficially owned” under the Rights Agreement by reason of ownership of convertible debt of the Company are disregarded during the period in which the trigger is reduced to 4.9%.

The rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement, as amended. Copies of the Rights Agreement and the Amendment are available free of charge from the Company. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Amendment No. 2 to Rights Agreement, dated as of March 22, 2013, between USG Corporation and Computershare Trust Company, N.A., as rights agent (successor-in-interest to Computershare Investor Services LLC).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

USG CORPORATION

By:	/s/ Stanley L. Ferguson
	Name:	Stanley L. Ferguson
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 22, 2013

EXHIBIT INDEX

Number	Exhibit

4.1	Amendment No. 2 to Rights Agreement, dated as of March 22, 2013, between USG Corporation and Computershare Trust Company, N.A., as rights agent (successor-in-interest to Computershare Investor Services LLC).

4